UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

NORTHERN LIGHTS FUND TRUST II

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NORTHERN LIGHTS FUND TRUST II

GGM MACRO ALIGNMENT ETF

(the “Fund”)

March 31, 2025

Dear Shareholders:

The enclosed Proxy Statement discusses two proposals to be voted upon by Shareholders (the “Shareholders”) of the above-named Fund, a series of Northern Lights Fund Trust II (the “Trust”), at a special meeting of Shareholders to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on May 14, 2025, at 11:00 am (Eastern Time). Please review the Proxy Statement and cast your vote on the proposals. After considering the proposals, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved the proposals. The Board recommends that Shareholders vote FOR the proposals.

Grant/GrossMendelsohn, LLC, doing business as GGM Wealth Advisors (“GGM” or the “Adviser”) served as the Fund’s investment adviser pursuant to an investment advisory agreement (the “GGM Advisory Agreement”) until March 21, 2025. As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on January 21, 2025, Grant/GrossMendelsohn, LLC, doing business as GGM Wealth Advisors (“GGM” or the “Former Adviser”), the Fund’s former investment adviser, advised the Board that it expected to enter into an agreement whereby it would be acquired by Waverly Advisors, LLC (“Waverly” or the “New Adviser”), an SEC registered investment adviser (the “Transaction”). On January 29, 2025, GGM entered into an asset purchase agreement with Waverly and on March 21, 2025 (the “Closing Date”), the Transaction closed. Accordingly, as of the Closing Date, Waverly was appointed as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Waverly (the “Interim Advisory Agreement”) as discussed below.

Under the Transaction, GGM sold substantially all of its assets, and assigned substantially all of its contractual responsibilities, to Waverly at the Closing Date. All employees of GGM are now employed by Waverly as of the Closing Date on terms substantially similar to their previous employment with GGM. After the Closing Date, GGM’s business is owned by Waverly, and the portfolio managers of the Fund who managed the Fund as employees of GGM, assuming shareholder approval of a new advisory agreement with Waverly, will continue to manage the Fund in their capacity as investment team members of Waverly. The Transaction is not expected to result in any material change in the day-to-day management of the Fund.

The Transaction resulted in an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”). Consistent with the requirements of the 1940 Act, the GGM Advisory Agreement, as well as the current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between GGM and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”), the trading sub-adviser for the Fund, with respect to the Fund, each contained a provision that the agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Accordingly, the Transaction resulted in the automatic termination of the GGM Advisory Agreement and Prior Sub-Advisory Agreement.

At the January 21, 2025 Board meeting, the Board unanimously approved a new investment advisory agreement between the New Adviser and the Trust with respect to the Fund (the “New Advisory Agreement”) as well as a new sub-advisory agreement between Waverly and the Sub-Adviser with respect to the Fund (the “New Sub-Advisory Agreement”). The New Advisory Agreement and New Sub-Advisory Agreement must also be approved by Shareholders, so you are being asked to approve the New Advisory Agreement and New Sub-Advisory Agreement.

Under the New Advisory Agreement and Sub-Advisory Agreement, the New Adviser and Sub-Adviser will provide investment advisory and trading services, respectively, to the Fund on the same terms and conditions and identical fees to those currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions will not change as a result of the Transaction. All of the investment advisory personnel who currently manage the Fund continue to do so after the Closing Date. In addition, the Board’s Trustees who oversee the Trust will continue to do so after the Closing Date. Further, under the New Sub-Advisory Agreement, the New Adviser will continue to direct the Sub-Adviser who will be responsible for carrying out the required transactions and basket executions of the Fund.

To provide for continuity in the operation of the Fund, on January 21, 2025, the Board unanimously approved (i) an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and the New Adviser, and (ii) an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the New Adviser and the Sub-Adviser that each meet the requirements of Rule 15a-4 under the 1940 Act, including that they will each be in effect for no longer than 150 days following the Closing Date. Each of the Interim Advisory Agreement and Interim Sub-Advisory Agreement have identical advisory and sub-advisory fee rates and identical terms and provisions as the GGM Advisory Agreement and the Prior Sub-Advisory Agreement, respectively, except for the identity of the adviser, effective and termination dates and certain escrow provisions. The Interim Advisory Agreement and Interim Sub-Advisory Agreement took effect as of the Closing Date and may be terminated prior to the completion of its 150-day term, and will terminate in the event that Shareholders of the Fund approve the New Advisory Agreement and New Sub-Advisory Agreement (defined below).

Additionally, in connection with the Transaction, the New Adviser has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for the Adviser or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of the Adviser as long as at least 75% of the Trustees of the Fund are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), among other requirements. Currently, the Fund’s Board meets the 75% threshold.

The Transaction WILL NOT CHANGE the Fund’s name or the number of shares you own of the Fund.

The Board has determined that approval of the New Advisory Agreement and New Sub-Advisory Agreement are in the best interests of the Fund and its Shareholders.

The Board voted unanimously to approve the proposals. The Board recommends that you vote FOR the proposals.

The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the special meeting of Shareholders scheduled for May 14, 2025. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on May 6, 2025.

Thank you for your continued support.

Very truly yours,

_/s/ Kevin Wolf_______

Kevin Wolf

President

Northern Lights Fund Trust II

NORTHERN LIGHTS FUND TRUST II

GGM MACRO ALIGNMENT ETF

(the “Fund”)

March 31, 2025

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On May 14, 2025

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

1-800-966-9991

Notice is hereby given that a special meeting (the “Meeting”) of Shareholders (the “Shareholders”) of the Fund, a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”), will be held in the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on May 14, 2025, at 10:00 am Eastern Time. At the Meeting, Shareholders will be asked to vote on the following Proposals with respect to the Fund:

Proposals

1.       To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Waverly Advisors, LLC.

2.       To approve a new investment sub-advisory agreement between Waverly Advisors, LLC and Penserra Capital Management LLC with respect to the Fund.

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote FOR these Proposals.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of the Fund at the close of business on March 14, 2025 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

If the necessary quorum to transact business for the Fund, or the vote required to approve the Proposals by a Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders about the week of March 31, 2025.

YOUR VOTE IS IMPORTANT – PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope. We ask for your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 14, 2025

The Proxy Statement is available on the Internet at https://vote.proxyonline.com/ggmmacro/docs/2025specialmtg.pdf.

If you need assistance, or have any questions regarding the Proposals or how to vote your shares, please call EQ Fund Solutions at 1-800-398-1247.

By order of the Board of the Trust, on behalf of the Fund.

Kevin Wolf

President

Northern Lights Fund Trust II

March 31, 2025

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subjects of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on May 14, 2025 (the “Meeting”)?
A.	At the Meeting, Shareholders will be voting on two proposals (collectively, the “Proposals”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Northern Lights Fund Trust II (the “Trust”) on behalf of the Fund and Waverly Advisors, LLC (“Waverly” or the “New Adviser”), as well as to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Waverly and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”).
Q.	Has the Board of Trustees of the Trust approved the Proposals?
A.	At an in-person meeting of the Trust’s Board of Trustees (the “Board” and each member a “Trustee”) held on January 21, 2025, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for the Fund.
Q.	Why am I being asked to vote on the Proposals?
A.	Grant/GrossMendelsohn, LLC, doing business as GGM Wealth Advisors (“GGM” or the “Adviser”) currently serves as the Fund’s investment adviser under an investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “GGM Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

Penserra currently serves as the Fund’s trading sub-adviser pursuant to a sub-advisory agreement between GGM and the Sub-Adviser. Under the supervision of the Adviser, the Sub-Adviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for the Fund. In addition, the Sub-Adviser is responsible for maintaining certain transaction and compliance related records of the Fund.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on January 21, 2025, GGM informed the Board that it expected to enter into an agreement whereby it would be acquired by Waverly, an SEC registered investment adviser (the “Transaction”). The Transaction closed on March 21, 2025 (the “Closing Date”).

Under the Transaction, GGM sold substantially all of its assets, and assign substantially all of its contractual responsibilities, to Waverly at the Closing Date. All employees of GGM continue to be employed by Waverly as of the Closing Date on terms substantially similar to their previous employment with GGM. After the Closing Date, GGM’s business is now owned by Waverly, and the portfolio managers of the Fund who manage the Fund as employees of GGM, assuming shareholder approval of a new advisory with Waverly, will continue to manage the Fund in their capacity as investment team members of Waverly. Assuming shareholder approval of a new sub-advisory agreement, the Sub-Adviser will continue to be responsible for executing portfolio transactions and implementing the New Adviser’s decisions for the Fund in addition to maintaining certain transaction and compliance related records of the Fund. The Transaction is not expected to result in any material change in the day-to-day management of the Fund.

The Transaction resulted in an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”). Consistent with the requirements of the 1940 Act, each of the GGM Advisory Agreement and Prior Sub-Advisory Agreement contain a provision that each agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Accordingly, the Transaction resulted in the automatic termination of the GGM Advisory Agreement and Prior Sub-Advisory Agreement.

To provide for continuity in the operation of the Fund, the Board, at its meeting on January 21, 2025, approved an interim investment advisory agreement between Waverly and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) and an interim sub-advisory agreement between Waverly and the Sub-Adviser with respect to the Fund (the “Interim Sub-Advisory Agreement”), each of which meets the requirements of Rule 15a-4 under the 1940 Act, including that the duration of the Interim Advisory Agreement and Interim Sub-Advisory Agreement will be no greater than 150 days following the termination of the GGM Advisory Agreement and Prior Sub-Advisory Agreement on the Closing Date. The Interim Advisory Agreement and Interim Sub-Advisory Agreement took effect as of the Closing Date and will automatically terminate upon the approval of Shareholders of the Fund of the New Advisory Agreement and New Sub-Advisory Agreement.

Under Section 15 of the 1940 Act, the New Adviser may serve as the investment adviser to the Fund under the New Advisory Agreement and the Sub-Adviser can continue to serve as the sub-adviser to the Fund under the New Sub-Advisory Agreement only if the agreements are approved by the Independent Trustees and Shareholders of the Fund. Accordingly, Shareholders of the Fund are being asked to approve the New Advisory Agreement and New Sub-Advisory Agreement. The Transaction is not expected to result in any material change in the day-to-day management of the Fund.

Shareholders are being asked to vote on the New Advisory Agreement and New Sub-Advisory Agreement, NOT the Transaction itself.

The Proxy Statement provides additional information about the New Adviser, the Sub-Adviser and the Proposals. The New Advisory Agreement and New Sub-Advisory Agreement will become effective for the Fund upon approval of the New Advisory Agreement and New Sub-Advisory Agreement by Shareholders of the Fund.

Q.	How does the Board recommend that I vote?
A.	The Board recommends that you vote FOR the Proposals.
Q.	Why is the Board recommending that I approve the Proposals?

A.	The Board recommends that you approve the Proposals (i) to ensure that the operation of your Fund can continue without any interruption and so the New Adviser and Sub-Adviser can provide your Fund with the services currently being provided; and (ii) to avoid additional costs to the Fund for seeking alternatives.
Q.	What will happen if shareholders do not approve the Proposals?
A.	If Shareholders of the Fund do not ultimately approve the New Advisory Agreement and Sub-Advisory Agreement, then the New Adviser and Sub-Adviser will not be permitted to serve as the Fund’s investment adviser and sub-adviser, respectively, upon the completion of the Transaction. While approval of the New Advisory Agreement is not contingent upon approval of the New Sub-Advisory Agreement, approval of the New Sub-Advisory Agreement is contingent upon approval of the New Advisory Agreement. Accordingly, the Board has approved the Interim Advisory Agreement with the New Adviser and the Interim Sub-Advisory Agreement with the Adviser and Sub-Adviser. However, if the New Advisory Agreement and/or Sub-Advisory Agreement are not approved within 150 days after the Closing Date, the Board will take such action as it deems to be in the best interests of the Fund and its Shareholders, which could include continuing to solicit approval of the New Advisory Agreement or Sub-Advisory Agreement.

Q.        How will the Transaction affect me as a Fund Shareholder?

A.	Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the Fund. The terms of the New Advisory Agreement and New Sub-Advisory Agreement are identical to the terms of the GGM Advisory Agreement and Prior Sub-Advisory Agreement, respectively, except for the parties, the effective date and termination date. If approved by Shareholders, the New Advisory Agreement and New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory and sub-advisory fee rates charged under the New Advisory Agreement and New Sub-Advisory Agreement are identical to the advisory and sub-advisory fee rates under the GGM Advisory Agreement and Prior Sub-Advisory Agreement, respectively. The portfolio managers and key investment personnel of GGM who are involved in managing the Fund did not change after the Closing Date and will continue in their current role as employees of the New Adviser. In addition, the Trustees will continue in office after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser.
Q.	Will the Fund’s name change?
A.	No. The Fund’s name will not change as a result of the Transaction.
Q.	Will the fee rate payable under the New Advisory Agreement and New Sub-Advisory Agreement increase as a result of the Transaction?
A.	No. The Proposals do not seek any increase in fee rate.
Q.	Are there any material differences between the terms of the GGM Advisory Agreement and the New Advisory Agreement or between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement?

A.	No. There are no material differences between the terms of the GGM Advisory Agreement and the New Advisory Agreement or between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, other than the parties, effective date and termination date.
Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?
A.	No. The Fund or its shareholders will not bear any of these costs. The New Adviser or its parent company have agreed to pay for all costs for this proxy solicitation. The costs of the proxy solicitation are estimated to be between $7,800 and $8,000.
Q.	Why are you sending me this information?
A.	You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in the Fund and have the right to vote on these very important Proposals concerning your investment.
Q.	Who is entitled to vote?
A.	If you owned shares of a Fund as of the close of business on March 14, 2025 (the “Record Date”), you are entitled to vote.
Q.	How do I vote my shares?
A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on May 6, 2025.
Q.	What vote is required to approve the Proposals?
A.	Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposals is contingent upon the completion of the Transaction.
Q.	What happens if I sign and return my proxy card but do not mark my vote?
A.	Your proxy will be voted FOR the Proposals.
Q.	May I revoke my proxy?
A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation in writing to the Trust at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).
Q.	How can I obtain a copy of a Fund’s annual report?

A.	If you would like to receive a copy of the latest annual report for the Fund, please call 1-800-966-9991, write to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or visit the Fund’s website at www.ggmetf.com. If a Fund has issued an annual report, the report will be furnished free of charge.
Q.	Whom should I call for additional information about this Proxy Statement?
A.	If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call EQ Fund Solutions at 1-800-398-1247.
Q.	Where and when will the Meeting be held?
A.	The Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on May 14, 2025, at 10:00 am (Eastern Time).

VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

                 Registration                                                             Valid Signature

A. 1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

NORTHERN LIGHTS FUND TRUST II

GGM MACRO ALIGNMENT ETF

(the “Fund”)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On May 14, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust, on behalf of the Fund, to be used at a special meeting of Shareholders (the “Shareholders”) to be held in the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on May 14, 2025, at 10:00 am (Eastern Time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made by the Fund by the mailing the week of March 31, 2025 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Adviser, and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, email or other electronic means.

At the Meeting, Shareholders of the Fund will be asked to vote on the following Proposals with respect to the Fund:

Proposals

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Waverly Advisors, LLC.
2.	To approve a new investment sub-advisory agreement between the Trust, on behalf of the Fund, Waverly Advisors, LLC and Penserra Capital Management LLC.
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has set the close of business on March 14, 2025 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these Proposals at the Meeting. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” Copies of the Funds’ annual report for the year ended August 31,

2024, have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual report.

To request a copy of the Proxy Statement or the annual report, please call 1-800-966-9991, write c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or visit the Fund’s website at www.ggmetf.com for the annual report, or https://vote.proxyonline.com/ggmmacro/docs/2025specialmtg.pdf for the Proxy Statement. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

Table of Contents

GENERAL OVERVIEW	1
The Transaction	1
About the New Adviser	2
Reliance on Section 15(f) of the 1940 Act	2
Post-Transaction Structure and Operations	3
PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT	4
Background	4
The Proposal	4
Board Approval and Recommendation	4
Description of the GGM Advisory Agreement and the New Advisory Agreement	5
Differences between the GGM Advisory Agreement and the New Advisory Agreement	5
Interim Advisory Agreement	5
Affiliated Service Providers, Affiliated Brokerage and Other Fees	6
Information about the New Adviser	6
Required Vote	7
PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT	8
Background	8
The Proposal	8
Board Approval and Recommendation	8
Description of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement	8
Differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement	9
Interim Sub-Advisory Agreement	9
Affiliated Service Providers, Affiliated Brokerage and Other Fees	9
Information about the Sub-Adviser	10
Required Vote	10
BOARD CONSIDERATIONS	11
Summary of Board Meetings and Considerations	11
Board Approval of the New Investment Advisory Agreement and New Sub-Advisory Agreement	11
Information about the Interim Advisory Agreement and Interim Sub-Advisory Agreement	15
GENERAL INFORMATION	16
Ownership of Shares	16
Other Information	16
Payment of Solicitation Expenses	16
Delivery of Proxy Statement	16
Other Business	16
Submission of Shareholder Proposals	17
Principal Underwriter and Administrator	17
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 14, 2025	17

Reports to Shareholders and Financial Statements	17
VOTING INFORMATION	19
Voting Rights	19
Attending the Meeting	19
Quorum; Adjournment	19
Required Vote	20
APPENDIX LIST	21
Appendix A	1
Appendix B	1
Appendix C	1
Appendix D	1
Appendix E	1
Appendix F	1
Appendix G	1
Appendix H	1
Appendix I	1
Appendix J	1

GENERAL OVERVIEW

The Transaction

At a meeting of the Board of Trustees (the “Board”) of the Trust held on January 21, 2025, Grant/GrossMendelsohn, LLC, doing business as GGM Wealth Advisors (“GGM” or the “Former Adviser”) advised the Board that it expected to enter into an agreement whereby it would be acquired by Waverly Advisors, LLC (“Waverly” or the “New Adviser”), an SEC registered investment adviser (the “Transaction”). On January 29, 2025, GGM entered into an asset purchase agreement with Waverly and on March 21, 2025 (the “Closing Date”), the Transaction closed. Accordingly, as of the Closing Date, Waverly was appointed as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Waverly (the “Interim Advisory Agreement”)..

Prior to the Closing Date, GGM served as the Fund’s investment adviser under an investment advisory agreement between GGM and Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund (the “GGM Advisory Agreement”) and Penserra Capital Management LLC served as the Fund’s trading sub-adviser (“Penserra’ or the “Sub-Adviser”). As of the Closing Date, Penserra was appointed as trading sub-adviser to the Fund pursuant to an interim sub-advisory agreement between Waverly and Penserra (the “Interim Sub-Advisory Agreement”).Under the supervision of the New Adviser, the Sub-Adviser is responsible for executing portfolio transactions and implementing the adviser’s decisions for the Fund. In addition, the Sub-Adviser is responsible for maintaining certain transaction and compliance related records of the Fund.

Under the Transaction, GGM sold substantially all of its assets, and assigned substantially all of its contractual responsibilities, to Waverly at the Closing Date. All employees of GGM are now employed by Waverly as of the Closing Date on terms substantially similar to their previous employment with GGM. After the Closing Date, GGM’s business is now owned by Waverly, and the portfolio managers of the Fund who managed the Fund as employees of GGM, assuming shareholder approval of a new advisory agreement with Waverly, will continue to manage the Fund in their capacity as investment team members of Waverly. The Transaction is not expected to result in any material change in the day-to-day management of the Fund.

The Transaction resulted in an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”). Consistent with the requirements of the 1940 Act, the GGM Advisory Agreement as well as the sub-advisory agreement (“Prior Sub-Advisory Agreement”) between GGM and Penserra, contained a provision that each agreement will terminate automatically in the event of their “assignment” (as defined in the 1940 Act). Accordingly, the Transaction resulted in the automatic termination of the GGM Advisory Agreement and Prior Sub-Advisory Agreement.

To continue to provide for continuity in the operation of the Fund, you are being asked to approve a new investment advisory agreement between Waverly and the Trust, on behalf of the Fund (the “New Advisory Agreement”), as well as a new sub-advisory agreement between Waverly and the Sub-Adviser with respect to the Fund (the “New Sub-Advisory Agreement”).

Under the New Advisory Agreement and Sub-Advisory Agreement, the New Adviser and Sub-Adviser will provide investment advisory and trading services, respectively, to the Fund on the same terms and for identical fees that are currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions, will not change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Fund are

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expected to continue to do so after the Closing Date. In addition, the Trustees will continue in their positions after the Closing Date.

To provide for continuity in the operation of the Fund, at a meeting held on January 21, 2025, the Board unanimously approved an interim investment advisory agreement between the New Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”) and an interim sub-advisory agreement between Waverly and the Sub-Adviser with respect to the Fund (the “Interim Sub-Advisory Agreement), each of which took effect immediately upon the Closing Date. In reliance upon applicable rules under the 1940 Act, the New Adviser is permitted to provide investment advisory services to the Fund under the Interim Advisory Agreement for up to 150 days following the Closing Date, and may do so without having received the prior approval of Shareholders of the Fund.

The terms and conditions of the Interim Advisory Agreement and Interim Sub-Advisory Agreement are identical to the terms of the GGM Advisory Agreement and Prior Sub-Advisory Agreement, respectively, except for the identity of the adviser, the effective and termination dates and certain escrow provisions. Fees payable under the Interim Advisory Agreement and Interim Sub-Advisory Agreement are no greater than would have been paid under the GGM Advisory Agreement and Prior Sub-Advisory Agreement, respectively. The Interim Advisory Agreement and Interim Sub-Advisory Agreement may be terminated prior to the completion of its 150-day term, including in the event that Shareholders of the Fund approve the New Advisory Agreement and New Sub-Advisory Agreement, each of which would become effective and replace the Interim Advisory Agreement and Interim Sub-Advisory Agreement.

The Transaction will NOT CHANGE your Fund’s name or the number of shares you own of the Fund.

About the New Adviser

Waverly Advisors, LLC, an Alabama limited liability company located at 600 University Park Place, Suite 501, Birmingham, AL 35209, was organized on July 1, 1999, became registered as an investment advisory firm in Alabama on November 23, 1999, and became a federally registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) on November 30, 2001. As of December 31, 2024, Waverly has approximately $16 billion in assets under management.

Waverly is owned by HGGC Fund IV, which indirectly owns, through various vehicles, just under 50% of the ownership interests of Waverly, and employees of Waverly who indirectly own just over 40% of Waverly.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the Transaction, certain parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive payments or benefits in connection with a change in control of an investment adviser, such as those specified in the Transaction Agreement. Waverly has agreed to conduct its business and, to the extent within its reasonable control, cause each of its affiliates to conduct their respective businesses so as to assure compliance with each of the two conditions of Section 15(f), as described below.

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First, for a three-year period from the date of the assignment, which is the Closing Date, at least 75% of the Board must be composed of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser or any successor adviser. The composition of the current Board complies with this requirement.

The second condition of Section 15(f) is that, for a period of two years following the Closing Date, there must not be imposed on the Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” (such as the Adviser) or an “interested person” of an “adviser,” would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its Shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Waverly has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing Date.

Post-Transaction Structure and Operations

As of the Closing Date, the New Adviser has begun to serve and the Sub-Adviser continues to serve as the Fund’s investment adviser and sub-adviser, respectively, pursuant to the Interim Advisory Agreement and Interim Sub-Advisory Agreement, respectively. The Transaction will not result in any material change in the day-to-day management of the Fund. In addition, the portfolio managers and key investment personnel who currently manage the Fund continue to do so after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the New Adviser or any particular employee of the Sub-Adviser will choose to remain employed by the Sub-Adviser after the Closing Date.

The Transaction will not result in any changes to the organization and structure of the Fund other than the change in investment adviser. Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the Fund. The Fund’s name will not change as a result of the Transaction. The Trustees will continue in office after the Closing Date and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Fund. No changes to the Fund’s existing service providers other than the approval of the investment advisory agreement with the New Adviser are proposed or planned by the Board, the New Adviser or the Sub-Adviser at this time in connection with the Transaction.

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PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT

Background

Waverly Advisors, LLC (“Waverly” or the “New Adviser), serves as the Fund’s investment adviser pursuant to an interim advisory agreement dated March 21, 2025. Prior to March 21, 2025, Grant/GrossMendelsohn, LLC, doing business as GGM Wealth Advisors (“GGM” or the “Prior Adviser”) served as investment adviser to the Fund under an investment advisory agreement between Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund, and the Adviser dated August 24, 2023 (the “GGM Advisory Agreement”). The GGM Advisory Agreement was last approved by Shareholders on September 22, 2023, in connection with its initial execution.

At a meeting of the Board held on January 21, 2025, GGM advised the Board that it expected to enter into an agreement whereby it would be acquired by Waverly, an SEC registered investment adviser. The Transaction closed on March 21, 2025 (the “Closing Date”). On January 29, 2025, GGM entered into an asset purchase agreement with Waverly and on March 21, 2025 (the “Closing Date”), the Transaction closed. Accordingly, as of the Closing Date, Waverly was appointed as investment adviser to the Fund pursuant to the Interim Advisory Agreement.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the GGM Advisory Agreement provided for automatic termination in the event of an assignment, which occurred on the Closing Date. As a result, on the Closing Date, the GGM Advisory Agreement terminated. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective. To provide for continuity in the operation of the Fund, at a meeting held on January 21, 2025, the Board unanimously approved the New Advisory Agreement and an interim investment advisory agreement between the New Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”).

The Proposal

Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “New Advisory Agreement”). As described above, approval of the New Advisory Agreement is sought so that the operation of the Fund can continue without interruption. If the New Advisory Agreement is approved by the Shareholders of the Fund, the New Advisory Agreement will become effective for the Fund upon the date of approval of the New Advisory Agreement by Shareholders.

Board Approval and Recommendation

On January 21, 2025, the Board, including the Trustees who are not “interested persons” of the Fund or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Advisory Agreement is in the best interest of the Fund and its Shareholders, unanimously approved the New Advisory Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

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Description of the GGM Advisory Agreement and the New Advisory Agreement

A New Advisory Agreement is being proposed for the Fund. The form of New Advisory Agreement is set forth in Appendix F to this Proxy Statement. The advisory fee rate under the New Advisory Agreement is identical to the fee rate under the Fund’s GGM Advisory Agreement. The annual advisory fees payable to the Adviser are set forth in Appendix B.

Differences between the GGM Advisory Agreement and the New Advisory Agreement

The New Advisory Agreement is the same as the GGM Advisory Agreement, except for the identity of the investment manager, the effective date and termination date. The New Advisory Agreement will be effective as of the date of Shareholder approval of the Proposals. The New Advisory Agreement will have an initial term of two years and may be continued for one-year terms thereafter. For a more complete understanding of the agreement, you should read the form of New Advisory Agreement contained in Appendix F.

Interim Advisory Agreement

Under the agreement between GGM and Waverly (the “Transaction Agreement”), the Adviser agreed to use commercially reasonable efforts to obtain approval of a new investment advisory agreement for the Fund by the Board and Shareholders of the Fund. The Closing Date is anticipated to occur in the first quarter of 2025.

Accordingly, as discussed above, an interim investment advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “Interim Advisory Agreement”) will take effect upon the Closing Date in the event that Shareholders of the Fund do not approve the New Advisory Agreement prior to the Closing Date. On January 21, 2025, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement in order to assure continuity of investment advisory services to the Fund after the Closing Date.

The terms of the Interim Advisory Agreement are identical to those of the GGM Advisory Agreement and the New Advisory Agreement, except for the identity of the investment adviser, the effective and termination dates and certain escrow provisions described below. Fees payable under the Interim Advisory Agreement are no greater than would have been paid under the GGM Advisory Agreement. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the New Adviser under the Interim Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If Shareholders of the Fund approve the New Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the New Adviser. If Shareholders of a Fund do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, which could include continuing to solicit approval of the New Advisory Agreement, and the New Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to the Fund under the Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreement may be terminated by the Trust’s Board of

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Trustees or a majority of the Fund’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days written notice to the New Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Fund’s most recently completed fiscal year, the Fund made no material payments to the Adviser or New Adviser or any affiliated person of the Adviser or New Adviser for services provided to the Fund except as set forth on Appendix C to this Proxy Statement.

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Adviser or the New Adviser.

Information about the New Adviser

Waverly Advisors, LLC, an Alabama limited liability company located at 600 University Park Place, Suite 501, Birmingham, AL 35209, was organized on July1, 1999, became registered as an investment advisory firm in Alabama on November 23, 1999, and became a federally registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) on November 30, 2001. As of December 31, 2024, Waverly has approximately $16 billion in assets under management.

Waverly is owned by HGGC Fund IV, which indirectly owns, through various vehicles, just under 50% of the ownership interests of Waverly, and employees of Waverly who indirectly own just over 40% of Waverly.

Information regarding the principal executive officers, directors and certain other officers of Waverly is attached in Appendix D to this Proxy Statement. None of the officers or Trustees of the Trust are affiliated with Waverly.

Jeffrey Johnson, Michael Little, Steven Hannigan, Mark Bauer and Ryan Baldwin are the portfolio managers responsible for the day-to-day management of the Fund.

Jeffrey G. Johnson. Jeff is the Lead Portfolio Manager of the Fund and Managing Director and a Partner at the Adviser and has been with the Adviser since 2005. He is a member of the firm’s investment committee and has over 18 years of financial industry experience. Jeff oversees the Adviser’s wealth management operations, directs the dynamic investment strategies, and provides outsourced chief investment officer (OCIO) and advisor-guided retirement plan services. Before joining GGM in 2005, Jeff was a Portfolio Manager at Private Wealth Advisors where his responsibilities included active management of the firm’s individual stock portfolio, fixed income portfolio construction, investment research, and assistance with the firm’s market analysis and tactical asset allocation decisions. His prior experience also includes working as a risk arbitrage trader on Wall Street for Tradition-Asiel Securities and on the floor of the Philadelphia Stock Exchange (PHLX) for Penn Options and Prudential Securities. A graduate of the College of Business and Economics at Lehigh University, Jeff holds a Bachelor of Science degree in finance as well as a Master of Business Administration. He is a Certified Financial Planner and a registered Investment Adviser Representative with a Series 65 and 63 license.

Michael D. Little. Mike is the Director of Wealth Management and a Partner at the Adviser and has been with the Adviser since 2011. He has over 16 years of financial industry experience and sits on the Adviser’s

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investment committee. Mike directs the Adviser’s wealth management operations. Before joining GGM in 2011, Mike held various financial positions with Wells Fargo and its predecessors, including licensed financial specialist, business banker, branch manager, and financial advisor. Mike graduated from of the Krieger School of Arts & Sciences at Johns Hopkins University, earning a Bachelor of Arts degree in economics. He has the Certified Financial Planner® designation and holds Series 66, and Maryland Life & Health Insurance licenses.

Steven T. Hannigan. Steve is the Director of Investment Research and a member of the Investment Committee at the Adviser. Steve plays an integral role in the Adviser’s investment & macro-economic research process, as well as the execution of our disciplined and rules-based dynamic investment strategy. Steve has been with the Adviser since 2016. Before joining the Adviser, Steve was an Associate Portfolio Manager at YHB Investment Advisors where his responsibilities included working with clients to identify and carry out their long-term investment objectives as well as the analysis of investment opportunities. A graduate of St. Mary’s College of Maryland, Steve holds a Bachelor of Arts degrees in both economics and history. Steve is a Chartered Financial Analyst (CFA®) charterholder and a member of the CFA Institute and the Baltimore CFA Society. Additionally, he is a Registered Investment Advisor Representative with Series 65 and Series 63 licenses.

Mark D. Bauer. Mark is the Head of Research & Analytics and a Senior Wealth Advisor at the Adviser. Leveraging the Adviser’s team approach, Mark focuses on the Adviser’s investment & macro-economic research process, as well as the execution of its disciplined and rules-based dynamic investment strategy. Mark has been with the Adviser since 2019. Mark is a graduate of the University of Maryland, receiving a Bachelor of Science in Finance and Operations Management & Business Analytics. During his time in school, Mark participated in the Advisers’ internship program. Additionally, he is a Registered Investment Advisor Representative with Series 65.

Ryan M. Baldwin. Ryan is a Senior Wealth Advisor and member of the Investment Committee at the Adviser. Leveraging the Adviser’s team approach, Ryan focuses on the Adviser’s investment & macro-economic research process, as well as the execution of its disciplined and rules-based dynamic investment strategy. Ryan has been with the Adviser since 2017. Ryan is a graduate of Robert Morris University, receiving a Bachelor of Science in Business Administration degree in Finance, as well as a minor in Accounting. During his time in school, Ryan interned with Jackson Hewitt Tax Service as a tax return specialist. Additionally, he is a Registered Investment Advisor Representative with Series 65.

Required Vote

Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the GGM Advisory Agreement would not be terminated and would remain in effect.

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THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
OF THE FUND VOTE FOR PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT

Background

Penserra Capital Management LLC serves as the Fund’s trading sub-adviser (the “Sub-Adviser”) pursuant to an interim sub-advisory agreement dated March 21, 2025, as discussed below. Prior to the Closing Date, Penserra served as the Sub-Adviser pursuant to a sub-advisory agreement dated September 13, 2023 (the “Prior Sub-Advisory Agreement”). Under the supervision of the Adviser, the Sub-Adviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for the Fund. In addition, the Sub-Adviser is responsible for maintaining certain transaction and compliance related records of the Fund. The Prior Sub-Advisory Agreement was last approved by Shareholders on September 22, 2023, in connection with its initial execution.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Prior Sub-Advisory Agreement provided for automatic termination in the event of an assignment or termination of the GGM Advisory Agreement, which occurred upon the Closing Date. The 1940 Act requires that a new sub-advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective. To provide for continuity in the operation of the Fund, at a meeting held on January 21, 2025, the Board unanimously approved the New Sub-Advisory Agreement, as well as an interim investment sub-advisory agreement between Waverly and the Sub-Adviser with respect to the Fund (the “Interim Sub-Advisory Agreement”).

The Proposal

Shareholders of the Fund are being asked to approve a new investment sub-advisory agreement between Waverly and the Sub-Adviser. As described above, approval of the New Sub-Advisory Agreement is sought so that the operation of the Fund can continue without interruption. If the New Sub-Advisory Agreement is approved by the Shareholders of the Fund, the New Sub-Advisory Agreement will become effective for the Fund upon the date of approval of the New Advisory Agreement and New Sub-Advisory Agreement by Shareholders.

Board Approval and Recommendation

On January 21, 2025, the Board, including the Trustees who are not “interested persons” of the Fund or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its Shareholders, unanimously approved the New Sub-Advisory Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement

A New Sub-Advisory Agreement is being proposed for the Fund. The form of New Sub-Advisory Agreement is set forth in Appendix G to this Proxy Statement. The sub-advisory fee rate under the New

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Sub-Advisory Agreement is identical to the fee rate under the Fund’s Prior Sub-Advisory Agreement. The annual sub-advisory fees payable to the Sub-Adviser are set forth in Appendix H.

Differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement

The New Sub-Advisory Agreement is the same as the Prior Sub-Advisory Agreement, except for the identity of the investment manager, the effective date and termination date. The New Sub-Advisory Agreement will be effective as of the date of Shareholder approval of the Proposals. The New Sub-Advisory Agreement will have an initial term of two years and may be continued for one-year terms thereafter. For a more complete understanding of the agreement, you should read the form of New Sub-Advisory Agreement contained in Appendix G.

Interim Sub-Advisory Agreement

As discussed above, an interim investment sub-advisory agreement between the Trust, on behalf of the Fund, the New Adviser, and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) took effect upon the Closing Date. On January 21, 2025, the Board, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement in order to assure continuity of investment sub-advisory services to the Fund after the Closing Date.

The terms of Interim Sub-Advisory Agreement are identical to those of the Prior Sub-Advisory Agreement as well as the New Sub-Advisory Agreement, except for the identity of the investment adviser, the effective and termination dates and certain escrow provisions described below. Fees payable under the Interim Sub-Advisory Agreement are no greater than would have been paid under the Prior Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”) or when Shareholders of the Fund approve the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If Shareholders of the Fund approve the New Sub-Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the Interim Sub-Advisory Agreement (including interest earned) will be paid to the Sub-Adviser. If Shareholders of the Fund do not ultimately approve the New Sub-Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, which could include continuing to solicit approval of the New Sub-Advisory Agreement, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to the Fund under the Interim Sub-Advisory Agreement, plus interest earned on such amount. The Interim Sub-Advisory Agreement may be terminated by the Board or a majority of the Fund’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days written notice to the New Adviser and Sub-Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Fund’s most recently completed fiscal year, the Fund made no material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Fund except as set forth on Appendix I to this Proxy Statement.

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The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or the Sub-Adviser.

Information about the Sub-Adviser

Penserra Capital Management LLC, located at 4 Orinda Way, Suite 100, Orinda, CA 94563, serves as the Fund’s trading sub-adviser (“Penserra” or the “Sub-Adviser”). Under the supervision of the Adviser, the Sub-Adviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for the Fund. In addition, the Sub-Adviser is responsible for maintaining certain transaction and compliance related records of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Adviser pays the Sub-Adviser a fee pursuant to an agreement between the Adviser and Sub-Adviser (the “Prior Sub-Advisory Agreement”).

Certain information about the Sub-Adviser and information regarding the principal executive officer, directors and certain other officers of the Sub-Adviser and its affiliates and certain other information is attached in Appendix J to this Proxy Statement.

Required Vote

Approval of the New Sub-Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the First Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the New Sub-Advisory Agreement is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Prior Sub-Advisory Agreement would not be terminated and would remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

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BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

All of the Trustees, including all of the Independent Trustees, met on January 21, 2025, to determine whether to approve the New Advisory Agreement and New Sub-Advisory Agreement and to recommend approval to Shareholders. At the Board meeting and throughout the process of considering the New Advisory Agreement and New Sub-Advisory Agreement, the Board, including all of the Independent Trustees, was advised by counsel to the Trust and counsel to the independent trustees.

In their consideration of the approval of the New Advisory Agreement, the Board requested certain materials as they deemed necessary from Waverly and evaluated their responses thereto. During the Meeting, representatives of Waverly provided information to the Board regarding the Waverly’s personnel and operations. The Board also reviewed the terms of the New Advisory Agreement and the New Sub-Advisory Agreement and considered its possible impacts on the Fund and its Shareholders.

During the Board meeting, representatives of GGM and Waverly indicated their belief that the approval of the New Advisory Agreement and New Sub-Advisory Agreement would not adversely affect (i) the continued operation of the Fund; or (ii) the capabilities of the senior personnel and investment advisory personnel of Waverly who currently manage the Fund to continue to provide these and other services to the Fund at least equivalent to the current level. Waverly recommended that the Board approve the New Advisory Agreement and New Sub-Advisory Agreement and that the Board recommend that Shareholders approve the New Advisory Agreement and New Sub-Advisory Agreement.

Board Approval of the New Investment Advisory Agreement and New Sub-Advisory Agreement

Advisory Agreements

At a meeting held on January 21, 2025 (the “Meeting”), the Board, including the Independent Trustees considered the approval of the Interim Advisory Agreement for a period ending on the earlier of 150 days from the Closing Date or when Shareholders of the Fund approve the New Advisory Agreement, and the New Sub-Advisory Agreement, for an initial two-year term, renewable annually thereafter (collectively, the “Advisory Agreements”).

Factors Considered in Approving the New Advisory Agreement

In connection with the Board’s review of the New Advisory Agreement, key personnel of Waverly advised the Board about a variety of matters, including the following:

•	No material changes are currently contemplated, and no diminution is anticipated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its Shareholders, including investment management services, administrative services provided to the Fund under an administration agreement and services provided to Shareholders under a shareholder services agreement.
•	All of the key investment advisory personnel of GGM who currently assist in the management of the Fund are expected to continue to do so after the Transaction.
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•	The terms and conditions of the New Advisory Agreement, including the Fund’s contractual fee rate, are the same as the GGM Advisory Agreement, except for the parties, effective date and termination date.
•	The Fund will receive the benefit of the strong compliance culture and financial resources of Waverly following the Transaction.
•	Waverly has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing.

In its deliberations, the Board considered the factors discussed below. The Board relied upon the advice of trust and independent counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form. The Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services to be provided by Waverly to the Fund, the Board first discussed the Transaction and its effect on GGM and Waverly. The Board reviewed materials provided by GGM and Waverly related to the Transaction as well as the Interim Advisory Agreement and the New Advisory Agreement with the Trust. The Board also reviewed other materials provided by GGM and Waverly, including a description of the manner in which investment decisions will be made and executed, its processes to conduct oversight of the sub-adviser, Penserra, and a review of the professional personnel that would perform services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process, noting that the same individuals managing the Fund at GGM would continue to do so at Waverly and that the Board was familiar with their experience and track record. The Board then discussed the extent of Waverly’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel noting that the personnel managing the Fund would now be part of a larger firm with access to additional resources and expertise. The Board considered Waverly’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board noted that none of the personnel responsible for the management of the Fund would change but could be augmented by additional personnel at Waverly, and that the investment process and day-to-day operations of the Fund would remain unchanged. The Board reviewed and discussed the compliance program of Waverly and was advised by the Trust’s CCO that Waverly was still in process of adopting certain procedures from GGM’s compliance manual to address advising a registered investment company and the CCO represented that he would review and monitor changes to the compliance program to address the 1940 Act and report to the Board regarding these changes. Additionally, the Board received satisfactory responses from representatives of Waverly with respect to a series of important questions, including whether Waverly was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether Waverly has procedures in place to adequately allocate trades among its respective clients. The Board considered that, under the terms of the Interim Advisory Agreement and New Advisory Agreement, Waverly, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund

12

consistent with the investment objectives and policies of the Fund. The Board reviewed the descriptions provided by Waverly of its practices for monitoring compliance with the Fund’s investment limitations, noting that Waverly’s CCO had a program in place to continually review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under Waverly’s compliance program. The Board then reviewed the capitalization of Waverly based on financial information and other materials provided by Waverly and discussed such materials with Waverly. The Board concluded that Waverly was sufficiently well-capitalized in order for Waverly to meet its obligations to the Fund. The Board also concluded that Waverly had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Advisory Agreement and New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Waverly after the Transaction were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the GGM Advisory Agreement and did not expect them to change materially under the Interim Advisory Agreement or the New Advisory Agreement.

Performance.  The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark, the S&P 500 TR Index, for the one year and since inception periods ended December 31, 2024, noting that the Fund had underperformed its peer group median, Morningstar category median and benchmark for each of the periods but that performance was still positive. The Board noted that, although Waverly would be a new investment adviser for the Fund, consideration of the past performance of the Fund was relevant in connection with the consideration of Waverly as the Fund’s new investment adviser because the GGM personnel currently managing the Fund would be retained by Waverly and continue to manage the Fund at Waverly and there would be no material change in the way the Fund is currently managed. After further discussion, the Board concluded that overall, the Fund’s past performance was acceptable, but that the Board would continue to monitor the performance of the Fund.

Fees and Expenses. As to the costs of the services to be provided by Waverly, the Board reviewed and discussed the advisory fee for the Fund which was structured as a unitary fee and the total operating expenses for the Fund as compared to its respective peer group and Morningstar category as presented in the Board Materials noting that the unitary fee was in line with the average contractual management fees and net operating expenses of the funds in its peer group and Morningstar category with the net fee being slightly above the peer group and Morningstar category median but slightly below the peer group and Morningstar category average. The Board reviewed the contractual arrangements for the Fund, noting that under the unitary fee structure, Waverly will pay substantially all expenses of the Fund, including the cost of sub-advisory fee, transfer agency, custody, fund administration, legal, audit, trustees and other services, but not costs for borrowing, including interest expenses, distribution fees or expenses, brokerage expenses, commissions or other transaction expenses, taxes and extraordinary expenses, such as litigation, and other expenses not incurred in the ordinary course of the Fund’s business. The Board concluded that the unitary fee to be charged by Waverly with respect to the Fund was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Waverly with respect to the Fund based on profitability reports and analyses reviewed by the Board and the selected financial information of Waverly provided by Waverly. After review and discussion, the Board concluded that based on the services provided or paid for by Waverly, the current assets of the Fund, profits from Waverly’s relationship with the Fund were not anticipated to be excessive.

13

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and noted that Waverly anticipates that the realization of economies of scale would require a significant growth of assets in the Fund. The Board also discussed the current size of the Fund, along with Waverly’s expectations for growth, and concluded that any further material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from Waverly and GGM as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of each of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fee payable pursuant to each of the Interim Advisory Agreement and New Advisory Agreement is not unreasonable; and (c) the Interim Advisory Agreement and New Advisory Agreement are each in the best interests of the Fund and its shareholders.

New Sub-Advisory Agreement

At the Meeting, the Board, including the Independent Trustees also considered the approval of the Interim Sub-Advisory Agreement for a period ending on the earlier of 150 days from the Closing Date or when Shareholders of the Fund approve the New Sub-Advisory Agreement, and the New Sub-Advisory Agreement, for an initial two-year term, renewable annually thereafter.

In connection with the Board’s review of the New Sub-Advisory Agreement, key personnel of GGM, Waverly and Penserra advised the Board about a variety of matters, including the following:

•	No changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of the sub-advisory services currently provided to the Fund and its Shareholders by Penserra.

•	All of the current investment personnel of Penserra who currently assist in the management of the Fund are expected to continue to do so after the Transaction.

•	The terms and conditions of the New Sub-Advisory Agreement, including the contractual fee rate will remain the same as the terms of the Prior Sub-Advisory Agreement, except for the parties, effective date and termination date.

In their deliberations, the Board considered the factors discussed below, among others. The Independent Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

At the Meeting, the Board considered the approval of the Interim Sub-Advisory Agreement, for a period ending on the earlier of 150 days from the Closing Date or when Shareholders of a Fund approve the New Sub-Advisory Agreement for an initial two-year term, renewable annually thereafter. For purposes of this discussion, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were considered at the same time.

Factors Considered in Approving the New Sub-Advisory Agreement

14

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Penserra, the Board noted the experience of the portfolio management personnel of Penserra, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Penserra and reviewed supporting materials. The Board reviewed the materials prepared by Penserra describing its trading and execution process and noted Penserra’s considerable experience executing, settling and reporting trades, adjusting baskets and coordinating custom baskets for ETFs. The Board concluded that Penserra had sufficient quality and depth of personnel and resources essential to performing its duties under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and that the nature, overall quality and extent of services to be provided to the Fund appear to be satisfactory.

Performance. With respect to performance, the Board noted that Penserra would be primarily responsible for executing the investment decisions of Waverly rather than managing the Fund’s portfolio. Accordingly, the Board did not consider performance to be a significant factor with respect to evaluating Penserra.

Fees and Expenses. As to the costs of the services provided by Penserra, the Board discussed the sub-advisory fee and considered that Penserra will be paid by Waverly out of its unitary fee and not by the Fund. The Board also looked at the advisory fee split between Waverly and Penserra and concluded that the sub-advisory fee paid to Penserra was not unreasonable in light of the quality of the services to be performed.

Profitability. As to profitability, the Board discussed and noted that Penserra will receive no compensation from Waverly, other than the sub-advisory fee earned pursuant to the New Sub-Advisory Agreement. The Board further noted that the sub-advisory fee will be paid by Waverly out of the unitary fee that it receives and not directly by the Fund. While the Board did not consider the costs of services provided by Penserra or its profitability to be significant factors, nonetheless, based on all these factors and on profitability estimates and analyses provided by Penserra and reviewed by the Board, the Board concluded that anticipated profits from Penserra’s relationship with the Fund were not excessive.

Economies of Scale. The Board noted that the sub-advisory fee is not paid by the Fund, therefore the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase and rather determined the economies of scale would be evaluated as part of looking at the advisory fee paid to Waverly.

Conclusion. Having requested and received such information from Penserra as the Board believed to be reasonably necessary to evaluate the terms of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are reasonable; (b) the sub-advisory fee payable pursuant to each of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement is not unreasonable; and (c) the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are each in the best interests of the Fund and its shareholders.

Information about the Interim Advisory Agreement and Interim Sub-Advisory Agreement

As discussed above, at a January 21, 2025 meeting, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement and Interim Sub-Advisory Agreement. To assure continuity of advisory services, the Interim Advisory Agreement and Interim Sub-Advisory Agreement will

15

each take effect upon the Closing Date of the Transaction. The terms of the Interim Advisory Agreement and Interim Sub-Advisory Agreement are identical to those of the GGM Advisory Agreement and Prior Sub-Advisory Agreement, respectively, as well as the New Advisory Agreement and New Sub-Advisory Agreement, respectively, in each case except for the identity of the investment adviser, the effective and termination dates and certain escrow provisions described in the Proxy Statement. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the GGM Advisory Agreement and Prior Sub-Advisory Agreement, respectively.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except as provided in Appendix E.

No officers or Trustees of the Trust owned shares of the Fund as of the Record Date.

Other Information

Since December 31, 2024 , no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with the Adviser.

Payment of Solicitation Expenses

The New Adviser or its parent company has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please call 1-800-966-9991 or write to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the

16

Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Delaware law, the Trust’s governance documents and relevant Trust policies.

Principal Underwriter and Administrator

Northern Lights Distributors, LLC is the principal underwriter of the Fund. Ultimus Fund Solutions, LLC is the administrator of the Fund. The principal underwriter is located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 14, 2025

The Proxy Statement is available on the Internet at [https:// vote.proxyonline.com/ggmmacro/docs/2025specialmtg.pdf.

Reports to Shareholders and Financial Statements

The annual report and semi-annual report to Shareholders of the Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. To request a report for the Fund, please call 1-800-966-9991, write to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or visit www.ggmetf.com.

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To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Fund at 1-800-966-9991. You may also notify the Fund in writing at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

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VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund at the close of business on March 14, 2025 (the “Record Date”) may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. A validly executed proxy that does not state that it is irrevocable may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy by the shareholder, whether by manual signature, typewriting, telegraphic transmission or otherwise.

Abstentions will be counted as present for purposes of determining whether a quorum is present and whether the proposals are approved by a “majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”). Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. “Broker nonvotes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of the Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Fund at 1-800-966-9991 to obtain directions to the site of the Meeting.

Quorum; Adjournment

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The presence in person or by proxy of the holders of record of one-third percent (33 1/3%) of the outstanding shares entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Meeting, permitting action to be taken. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. All properly executed proxies received in time for the Meeting will be treated as present for quorum. Abstentions will be treated as shares that are present but which have not been voted. Broker non-votes (defined under “Voting Rights”) will not be treated as present. Accordingly, abstentions and broker non-votes effectively will be a vote against the Proposals.

Whether or not a quorum is present, or represented at the Meeting, the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact EQ Fund Solutions at 1-800-398-1247 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 5:00 p.m. (Eastern Time).

Required Vote

Approval of the Proposals requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposals is contingent upon the completion of the Transaction. If the Transaction is not completed, then the GGM Advisory Agreement and Prior Sub-Advisory Agreement would not be terminated and would remain in effect.

Approval of the Proposals will occur only if a sufficient number of votes at the Meeting are cast FOR each proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether either Proposal has received enough votes. Shareholders are entitled to one vote for the Fund share. Fractional shares are entitled to proportional voting rights.

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APPENDIX LIST

Appendix A Appendix B Appendix C Appendix D Appendix E Appendix F Appendix G Appendix H Appendix I Appendix J

Shares Outstanding

Advisory Fee Rates

Advisory Fees and Other Fees Paid

Information Regarding Officers and Directors of the New Adviser

Principal Holders

Form of the New Advisory Agreement

Form of New Sub-Advisory Agreement

Sub-Advisory Fee Rates

Sub-Advisory Fees Paid

Information Regarding Officers and Directors of Penserra

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Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – March 14, 2025
GGM Macro Alignment ETF	750,000

A-1

Appendix B

Advisory Fee Rate

Fund	Contractual Advisory (Unitary) Fee Rate
GGM Macro Alignment ETF	0.74%
B-1

Appendix C

Advisory Fees and Other Fees Paid During Fiscal Year Ended August 31, 2024

Total Advisory Fees Paid to Adviser	$111,498

C-1

Appendix D

Information Regarding Officers and Directors of Waverly

Name and Address	Principal Occupation(s)
Justin T. Russell	President and Chief Executive Officer
James R. Lazenby	Chief Financial Officer
John B. Cox	Chief Economist
Justin H. Snell	Chief Operating Officer
William C. McDaniel	Chief Investment Officer
Heath R. Echols	Chief Technology Officer
Brent J. Gunn	Chief Information Officer
Markus R. F. Sleuwen	Chief Compliance Officer

C-1

Appendix E

Principal Holders

As of March 14, 2025, the Record Date, the persons shown in the table below were known to the Fund to own, beneficially or of record, more than 5% of the outstanding shares of the Fund. The nature of ownership for each position listed is “of record.”

GGM Macro Alignment ETF
Name	Shares	Percent
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	736,687	98.21%

E-1

Appendix F

Form of the New Advisory Agreement

F-1

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

GGM WEALTH ADVSIORS

AGREEMENT, made as of [___________], between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the "Trust"), and Waverly Advisors, LLC, an Alabama limited liability company (the "Adviser"), located at 600 University Park Place, Suite 501, Birmingham, AL 35209.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

F-2

       The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such

F-3

Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2. Expenses of the Fund.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”); and all other operating expenses not specifically assumed by the Fund.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall pay all brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

The Adviser may obtain reimbursement from the Fund, at such time or times as it may determine in its sole discretion, for any of the expenses advanced by the Adviser, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to this Agreement.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage

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rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

4.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that

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the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

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       The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

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18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By:

Name: Kevin Wolf

Title: President

WAVERLY ADVISORS, LLC

By:

Name:

Title:

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NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
GGM Macro Alignment ETF	0.74%

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Appendix G

Form of the New Sub-Advisory Agreement

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PENSERRA CAPITAL MANAGEMENT LLC SUB-ADVISORY AGREEMENT

Sub-Advisory Agreement (this “Agreement”) entered into as of the XX day of XX, 2025, by and between Waverly Advisors, LLC, a limited liability company with its principal place of business located at 600 University Park Place, Suite 501, Birmingham, AL 35209 (the “Adviser”), and Penserra Capital Management LLC, a registered investment advisor organized under the laws of the State of New York (the “Sub-Adviser”).

WHEREAS, Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”), is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [_____________] (the “Advisory Agreement”) with the Trust, relating to the provision of portfolio management services to each series listed on Schedule A hereto (each a “Fund”);

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Adviser and the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Appointment and Acceptance of Appointment. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser to the Fund for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.                   Sub-Advisory Services.

(a)	The Sub-Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Adviser may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment objective, policies and restrictions of the Fund set forth in the Trust’s prospectus and statement of additional information relating to the Fund, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Trust’s Chief Compliance Officer, or by the Trust’s Board of Trustees (“Board”) that have been furnished in writing to the Sub-Adviser, (ii) the written instructions and directions received from the Adviser and the Trust as delivered; and (iii) the requirements of the Investment
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Company Act of 1940 (the “1940 Act”), the Investment Advisers Act of 1940 (“Advisers Act”), and all other federal and state laws applicable to registered investment companies and the Sub-Adviser’s duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the “Policies.”

For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 2(a), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from the Adviser, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Sub-Adviser, the Adviser may effect in-kind redemptions with shareholders of the Fund with securities included within the Sub-Advised Assets.

(b)	Absent instructions from the Adviser or the officers of the Trust to the contrary, the Sub-Adviser shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Sub-Adviser’s opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust’s Rule 17e-1 and Rule 10f-3 Procedures, respectively, in
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all respects, or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an “affiliated person” (as defined under the 1940 Act) of the Sub-Adviser or the Adviser without the prior approval of the Adviser. The Adviser shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Adviser.

(c)	The Sub-Adviser acknowledges that the Adviser and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust’s assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.
(d)	The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures for compliance with “federal securities laws” (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the Advisers Act (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (“Sub-Adviser CCO”) shall provide to the Trust’s Chief Compliance Officer (“Trust CCO”) or his or her delegate promptly (and in no event more than 10 business days) the following:
(i)	a report of any material changes to the Sub-Adviser Compliance Policies;
(ii)	a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;
(iii)	a copy of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and
(iv)	an annual (or more frequently as the Trust CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 of the 1940 Act as well as the foregoing sub-paragraphs (i) – (iii).
(e)	The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts.
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(f)	The Sub-Adviser, in connection with its rights and duties with respect to the Fund and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.
(g)	The services of the Sub-Adviser hereunder are not deemed exclusive and the Sub-Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will waive enforcement of any non-compete agreement or other agreement or arrangement to which it is currently a party that restricts, limits, or otherwise interferes with the ability of the Adviser to employ or engage any person or entity to provide investment advisory or other services and will transmit to any person or entity notice of such waiver as may be required to give effect to this provision; and the Sub-Adviser will not become a party to any non-compete agreement or any other agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Adviser and the Trust or any of their affiliates to employ or engage any person or organization, now or in the future, to manage the Fund or any other assets managed by the Adviser.
(h)	The Sub-Adviser shall furnish the Adviser reports concerning portfolio transactions and performance of the Sub-Advised Assets as the Adviser may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Adviser and discuss the management of them. The Sub-Adviser shall promptly respond to requests by the Adviser and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Sub-Adviser relating directly to the Fund. The Sub-Adviser shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.
(i)	Unless otherwise instructed by the Adviser, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Adviser shall retain such responsibility.
(j)	The Sub-Adviser shall cooperate promptly and fully with the Adviser and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund or the Adviser brought by any governmental or regulatory authorities. The Sub-Adviser shall provide the Trust CCO or his or her delegate with notice within a reasonable period of any deficiencies or other issues identified by the United States Securities and Exchange Commission (“SEC”) in an examination or otherwise that relate to or that may affect the Sub-Adviser’s responsibilities with respect to the Fund.
(k)	The Sub-Adviser shall be responsible for the preparation and filing of Form 13F on behalf of the Sub-Advised Assets. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.
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(l)	The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.
(m)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitments under this Agreement.

3.                   Representations and Warranties of the Parties

(a)	The Sub-Adviser represents and warrants to the Adviser as follows:
(i)	The Sub-Adviser is a registered investment adviser under the Advisers Act;
(ii)	The Form ADV that the Sub-Adviser has previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV;
(iii)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage; and
(iv)	This Agreement has been duly authorized and executed by the Sub-Adviser.
(b)	The Adviser represents and warrants to the Sub-Adviser as follows:
(i)	The Adviser is registered under the Advisers Act; and
(ii)	The Adviser and the Trust have duly authorized the execution of this Agreement by the Adviser.

4.                   Obligations of the Adviser.

(a)	The Adviser shall provide (or cause the Fund’s Custodian (as defined in Section 5 hereof, the Fund’s accountant and the Fund’s distributor) to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.
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(b)	The Adviser has furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Fund and it agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Adviser agrees to furnish the Sub-Adviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
5.	Custodian. The Adviser shall provide the Sub-Adviser with a copy of the Fund’s agreement with the custodian designated to hold the assets of the Fund (the “Custodian”) and any material modifications thereto (the “Custody Agreement”) that may affect the Sub-Adviser’s duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.
6.	Use of Name. During the term of this Agreement, the Adviser shall have permission to use the Sub-Adviser’s name in the offering and marketing of the Fund, and agree to furnish the Sub-Adviser, for its prior approval at its principal office all prospectuses, brochures, advertisements, promotional materials, web-based information, proxy statements shareholder reports and other similar informational materials that are to be made available to shareholders of the Fund or to the public and that refer to the Sub-Adviser in any way. The Sub-Adviser agrees that the Adviser may request that the Sub-Adviser approve use of a certain type, and that the Adviser need not provide for approval each additional piece of marketing material that is of substantially the same type.

During the term of this Agreement, the Sub-Adviser shall not use the Adviser’s name or the Trust’s name without the prior consent of the Adviser.

7.	Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph 2 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.
8.	Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Schedule B hereto.
9.	Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.
10.	Liability and Indemnification.
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(a)	Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss directly resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. The Sub-Adviser shall have no liability for any indirect, incidental, consequential, special, exemplary or punitive damages even if the Sub-Adviser has been advised of the possibility of such damages. Furthermore, under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust’s assets not managed by the Sub-Adviser pursuant to this Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to relieve the Sub-Adviser of any liability it would otherwise have under applicable federal securities laws.
(b)	Indemnification.
(i)	The Sub-Adviser shall indemnify the Adviser, the Trust and the Fund, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the either of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.
(ii)	The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the “Sub-Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.
11.	Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:
(a)	unless otherwise terminated, this Agreement shall continue in effect until [date two years from signing date], and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of
G-8

the Trust who are not interested persons of the Trust, either of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

(b)	this Agreement may at any time be terminated on 60 days’ written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;
(c)	this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and
(d)	this Agreement may be terminated by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust, or by the Adviser immediately upon notice to the Sub-Adviser.
(e)	Termination of this Agreement pursuant to this Section 11 shall be without the payment of any penalty.

12.	Amendment. This Agreement may be amended at any time by mutual consent of the Adviser and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Adviser, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
13.	Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Adviser in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Adviser to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Fund’s shareholders as may be required by applicable law.
14.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 11(c) hereof) and, to the extent provided in paragraph 10 hereof, each Sub-Adviser and Adviser Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.
15.	Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.
G-9

16.	Confidentiality. Any information or recommendations supplied by either the Adviser or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Adviser may designate in connection with the Sub-Advised Assets.
17.	Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For: Waverly Advisors, LLC600 University Park Place, Suite 501, Birmingham, AL 35209 Attn:
For: Penserra Capital Management LLC 4 Orinda Way, Suite 100A Orinda, C A 94563 Attn: Dustin Lewellyn
For: Northern Lights Fund Trust II c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474 Attn: Kevin Wolf

18.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
G-10

19.	Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, or any applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with the applicable provisions of the Investment Company Act, the Investment Company Act shall control.

20.	Severability and Survival. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Section 10 shall survive the termination of this Agreement.

Waverly Advisors, LLC

By:

Name:

Title:

Penserra Capital Management LLC

By:

Name: Dustin Lewellyn

Title:

Chief Investment Officer

G-11

Schedule A

Funds(s)

GGM Macro Alignment ETF

Schedule B

Sub-advisory Fees

0.05% on the first $100 million in net assets

0.04% on the next $400 million in net assets

0.03% on the next $500 million in net assets; and

0.02% on aggregate net assets in excess of $1 billion

Subject to an annual minimum fee of $20,000

Appendix H

Sub-Advisory Fee Rates

As compensation for the sub-advisory services it provides to the Fund, the Adviser will pay the Sub-Adviser a fee, computed daily, at an annual rate based on the greater of (1) the Minimum Sub-Advisory Fee or (2) the average daily net assets of the Fund in accordance with the following fee schedule (the “Asset-Based Sub-Advisory Fee”), if the Asset-Based Sub-Advisory Fee exceeds the Minimum Sub-Advisory Fee:

Asset-Based Sub-Advisory Fee	Assets
0.05%	0 - $100,000,000
0.04%	$100,000,001 - $500,000,00
0.03%	$500,000,001 - $1,000,000,000
0.02%	Assets over $1,000,000,000

Annual Minimum Sub-Advisory Fee: $20,000

H-1

Appendix I

Sub-Advisory Fees and Other Fees Paid During Fiscal Year Ended August 31, 2024

Total Advisory Fees Paid to Sub-Adviser	$20,000

I-1

Appendix J

Information Regarding Officers and Directors of Penserra

Name and Address	Principal Occupation(s)
George Madrigal	President and Chief Executive Officer
Anthony Castelli	Chief Compliance Officer and Risk Manager
Dustin A. Lewellyn	Managing Director
Ernesto D. Tong	Managing Director

J-1

GGM
WEALTH ADVISORS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

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PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 800-398-1247 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

GGM Macro Alignment ETF

The undersigned, revoking prior proxies, hereby appoints Allyson Stewart~~(names of undersigned), and each of them,~~ as attorney~~s~~-in-fact and proxy~~ies~~ of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of GGM Macro Alignment ETF (the "Fund") to be held on May 14, 2025 at 10:00 a.m. ET at the offices of Ultimus Fund Solutions, LLC located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, **please call toll-free 800-398-1247. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 14, 2025. The proxy statement for this meeting is available at:

vote.proxyonline.com/ggmmacro/docs/2025specialmtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

GGM Macro Alignment ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]